The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2022

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q22 vs.				FY22 vs.
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Selected income statement data
Fee and other revenue	$2,862	$3,353	$3,430	$3,228	$3,338	(15)%	(14)%	$12,873	$13,313	(3)%
Net interest revenue	1,056	926	824	698	677	14	56	3,504	2,618	34
Total revenue	3,918	4,279	4,254	3,926	4,015	(8)	(2)	16,377	15,931	3
Provision for credit losses	20	(30)	47	2	(17)	N/M	N/M	39	(231)	N/M
Noninterest expense	3,213	3,679	3,112	3,006	2,967	(13)	8	13,010	11,514	13
Income before income taxes	685	630	1,095	918	1,065	9	(36)	3,328	4,648	(28)
Provision for income taxes	142	242	231	153	196	(41)	(28)	768	877	(12)
Net income	$543	$388	$864	$765	$869	40%	(38)%	$2,560	$3,771	(32)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$509	$319	$835	$699	$822	60%	(38)%	$2,362	$3,552	(34)%
Diluted earnings per common share	$0.62	$0.39	$1.03	$0.86	$1.01	59%	(39)%	$2.90	$4.14	(30)%
Average common shares and equivalents outstanding – diluted (in thousands)	815,846	814,516	813,590	813,986	817,345	—%	—%	814,795	856,359	(5)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	17%	15%	26%	23%	27%			20%	29%
Return on common equity	5.7%	3.5%	9.3%	7.6%	8.6%			6.5%	8.9%
Return on tangible common equity – Non-GAAP (a)	11.5%	7.5%	19.2%	15.4%	17.2%			13.4%	17.1%
Non-U.S. revenue as a percentage of total revenue	39%	35%	36%	35%	38%			36%	38%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$44.3	$42.2	$43.0	$45.5	$46.7	5%	(5)%
Assets under management (“AUM”) (in trillions)	$1.84	$1.78	$1.94	$2.27	$2.43	3%	(25)%
Full-time employees	51,700	51,100	50,800	49,600	49,100	1%	5%
Book value per common share	$44.40	$43.18	$44.73	$45.76	$47.50
Tangible book value per common share – Non-GAAP (a)	$23.11	$21.55	$22.02	$22.76	$24.31
Cash dividends per common share	$0.37	$0.37	$0.34	$0.34	$0.34
Common dividend payout ratio	60%	95%	33%	40%	34%
Closing stock price per common share	$45.52	$38.52	$41.71	$49.63	$58.08
Market capitalization	$36,800	$31,135	$33,706	$40,091	$46,705
Common shares outstanding (in thousands)	808,445	808,280	808,103	807,798	804,145

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.2%	10.0%	10.0%	10.1%	11.2%
Tier 1 capital ratio	14.2%	12.8%	12.8%	12.9%	14.0%
Total capital ratio	15.0%	13.7%	13.6%	13.7%	14.9%
Tier 1 leverage ratio	5.8%	5.4%	5.2%	5.3%	5.5%
Supplementary leverage ratio ("SLR")	6.8%	6.3%	6.2%	6.2%	6.6%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at Dec. 31, 2022, $1.4 trillion at Sep. 30, 2022, $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022 and Dec. 31, 2021.

(c) Regulatory capital ratios for Dec. 31, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2022 was the Advanced Approaches, for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, and for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						4Q22 vs.				FY22 vs.
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Revenue
Investment services fees	$2,173	$2,157	$2,206	$1,993	$2,061	1%	5%	$8,529	$8,284	3%
Investment management and performance fees	783	800	833	883	896	(2)	(13)	3,299	3,588	(8)
Foreign exchange revenue	190	203	222	207	199	(6)	(5)	822	799	3
Financing-related fees	43	43	44	45	47	—	(9)	175	194	(10)
Distribution and servicing fees	33	33	34	30	28	—	18	130	112	16
Total fee revenue	3,222	3,236	3,339	3,158	3,231	—	—	12,955	12,977	—
Investment and other revenue	(360)	117	91	70	107	N/M	N/M	(82)	336	N/M
Total fee and other revenue	2,862	3,353	3,430	3,228	3,338	(15)	(14)	12,873	13,313	(3)
Net interest revenue	1,056	926	824	698	677	14	56	3,504	2,618	34
Total revenue	3,918	4,279	4,254	3,926	4,015	(8)	(2)	16,377	15,931	3
Provision for credit losses	20	(30)	47	2	(17)	N/M	N/M	39	(231)	N/M
Noninterest expense
Staff	1,802	1,673	1,623	1,702	1,633	8	10	6,800	6,337	7
Software and equipment	432	421	405	399	379	3	14	1,657	1,478	12
Professional, legal and other purchased services	415	363	379	370	390	14	6	1,527	1,459	5
Net occupancy	143	124	125	122	133	15	8	514	498	3
Sub-custodian and clearing	112	124	131	118	120	(10)	(7)	485	505	(4)
Distribution and servicing	86	88	90	79	75	(2)	15	343	298	15
Business development	45	34	43	30	44	32	2	152	107	42
Bank assessment charges	19	35	37	35	30	(46)	(37)	126	133	(5)
Goodwill impairment	—	680	—	—	—	N/M	N/M	680	—	N/M
Amortization of intangible assets	16	17	17	17	19	(6)	(16)	67	82	(18)
Other	143	120	262	134	144	19	(1)	659	617	7
Total noninterest expense	3,213	3,679	3,112	3,006	2,967	(13)	8	13,010	11,514	13
Income before income taxes	685	630	1,095	918	1,065	9	(36)	3,328	4,648	(28)
Provision for income taxes	142	242	231	153	196	(41)	(28)	768	877	(12)
Net income	543	388	864	765	869	40	(38)	2,560	3,771	(32)
Net loss (income) attributable to noncontrolling interests	—	—	5	8	(6)	N/M	N/M	13	(12)	N/M
Preferred stock dividends	(34)	(69)	(34)	(74)	(41)	N/M	N/M	(211)	(207)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$509	$319	$835	$699	$822	60%	(38)%	$2,362	$3,552	(34)%

Average common shares and equivalents outstanding: Basic	811,586	811,304	810,903	809,469	811,463	—%	—%	811,047	851,905	(5)%
Diluted	815,846	814,516	813,590	813,986	817,345	—%	—%	814,795	856,359	(5)%

Earnings per common share: Basic	$0.63	$0.39	$1.03	$0.86	$1.01	62%	(38)%	$2.91	$4.17	(30)%
Diluted	$0.62	$0.39	$1.03	$0.86	$1.01	59%	(39)%	$2.90	$4.14	(30)%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2022				2021
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$5,030	$4,707	$5,185	$6,143	$6,061
Interest-bearing deposits with the Federal Reserve and other central banks	91,655	107,427	125,372	135,691	102,467
Interest-bearing deposits with banks	17,169	13,890	16,639	18,268	16,630
Federal funds sold and securities purchased under resale agreements	24,298	23,483	22,940	27,131	29,607
Securities	142,816	144,181	150,844	153,396	158,705
Trading assets	9,908	12,650	10,759	14,703	16,577
Loans	66,063	69,829	69,347	68,052	67,787
Allowance for loan losses	(176)	(164)	(181)	(171)	(196)
Net loans	65,887	69,665	69,166	67,881	67,591
Premises and equipment	3,256	3,311	3,354	3,359	3,431
Accrued interest receivable	858	723	548	467	457
Goodwill	16,150	16,412	17,271	17,462	17,512
Intangible assets	2,901	2,902	2,934	2,968	2,991
Other assets	25,855	28,602	27,609	26,342	22,409
Total assets	$405,783	$427,953	$452,621	$473,811	$444,438
Liabilities
Deposits	$278,970	$301,989	$325,813	$345,565	$319,694
Federal funds purchased and securities sold under repurchase agreements	12,335	11,339	11,434	13,181	11,566
Trading liabilities	5,385	7,494	5,595	5,587	5,469
Payables to customers and broker-dealers	23,435	23,741	25,769	26,608	25,150
Other borrowed funds	397	357	520	312	749
Accrued taxes and other expenses	5,410	5,316	5,011	4,534	5,767
Other liabilities	8,543	10,001	9,724	10,626	6,721
Long-term debt	30,458	27,820	27,610	25,246	25,931
Total liabilities	364,933	388,057	411,476	431,659	401,047
Temporary equity
Redeemable noncontrolling interests	109	152	154	155	161
Permanent equity
Preferred stock	4,838	4,838	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	28,508	28,374	28,316	28,258	28,128
Retained earnings	37,864	37,660	37,644	37,088	36,667
Accumulated other comprehensive loss, net of tax	(5,966)	(6,627)	(5,307)	(3,881)	(2,213)
Less: Treasury stock, at cost	(24,524)	(24,522)	(24,521)	(24,518)	(24,400)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,734	39,737	40,984	41,799	43,034
Nonredeemable noncontrolling interests of consolidated investment management funds	7	7	7	198	196
Total permanent equity	40,741	39,744	40,991	41,997	43,230
Total liabilities, temporary equity and permanent equity	$405,783	$427,953	$452,621	$473,811	$444,438

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q22 vs.				FY22 vs.
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Investment services fees	$2,173	$2,157	$2,206	$1,993	$2,061	1%	5%	$8,529	$8,284	3%
Investment management and performance fees:
Investment management fees (a)	757	790	828	849	864	(4)	(12)	3,224	3,481	(7)
Performance fees	26	10	5	34	32	N/M	(19)	75	107	(30)
Total investment management and performance fees (b)	783	800	833	883	896	(2)	(13)	3,299	3,588	(8)
Foreign exchange revenue	190	203	222	207	199	(6)	(5)	822	799	3
Financing-related fees	43	43	44	45	47	—	(9)	175	194	(10)
Distribution and servicing fees	33	33	34	30	28	—	18	130	112	16
Total fee revenue	3,222	3,236	3,339	3,158	3,231	—	—	12,955	12,977	—
Investment and other revenue:
Income (loss) from consolidated investment management funds	9	(7)	(24)	(20)	9	N/M	N/M	(42)	32	N/M
Seed capital gains (losses) (c)	6	(11)	(24)	(8)	12	N/M	N/M	(37)	40	N/M
Other trading revenue (loss)	34	65	45	5	(6)	N/M	N/M	149	6	N/M
Renewable energy investment (losses)	(32)	(44)	(44)	(44)	(37)	N/M	N/M	(164)	(201)	N/M
Corporate/bank-owned life insurance	35	32	28	33	45	N/M	N/M	128	140	N/M
Other investments gains (d)	7	13	78	61	55	N/M	N/M	159	159	N/M
Disposal (losses) gains	(11)	37	—	—	—	N/M	N/M	26	13	N/M
Expense reimbursements from joint venture	28	27	26	27	23	N/M	N/M	108	96	N/M
Other income	12	4	6	12	5	N/M	N/M	34	46	N/M
Net securities (losses) gains	(448)	1	—	4	1	N/M	N/M	(443)	5	N/M
Total investment and other revenue	(360)	117	91	70	107	N/M	N/M	(82)	336	N/M
Total fee and other revenue	$2,862	$3,353	$3,430	$3,228	$3,338	(15)%	(14)%	$12,873	$13,313	(3)%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 8% compared with 4Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q22		3Q22		2Q22		1Q22		4Q21
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$94,868	2.60%	$91,836	1.23%	$102,844	0.38%	$100,303	0.01%	$105,065	(0.06)%
Interest-bearing deposits with banks	15,750	2.70	16,298	1.62	18,097	0.74	17,181	0.33	18,818	0.23
Federal funds sold and securities purchased under resale agreements (a)	25,657	11.22	22,971	5.55	24,212	1.91	27,006	0.56	27,780	0.45
Loans	67,364	4.65	68,082	3.39	69,036	2.15	66,810	1.57	64,650	1.55
Securities:
U.S. government obligations	39,382	2.46	40,829	1.75	41,267	1.07	40,868	0.74	39,169	0.73
U.S. government agency obligations	61,426	2.30	62,819	1.91	64,939	1.59	67,055	1.46	69,691	1.35
State and political subdivisions (b)	1,178	2.77	1,982	2.39	2,065	2.13	2,337	2.16	2,569	2.11
Other securities (b)	41,732	2.66	42,642	1.90	43,635	1.31	45,541	1.02	47,493	0.97
Total investment securities (b)	143,718	2.45	148,272	1.87	151,906	1.37	155,801	1.15	158,922	1.10
Trading securities (b)	5,630	4.51	4,603	3.06	4,687	1.91	6,085	1.43	6,447	0.93
Total securities (b)	149,348	2.53	152,875	1.91	156,593	1.39	161,886	1.16	165,369	1.09
Total interest-earning assets (b)	$352,987	3.59%	$352,062	2.24%	$370,782	1.25%	$373,186	0.84%	$381,682	0.76%
Noninterest-earning assets	61,532		63,608		66,841		67,016		67,956
Total assets	$414,519		$415,670		$437,623		$440,202		$449,638

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$207,875	2.00%	$203,659	0.95%	$219,124	0.16%	$223,243	(0.07)%	$231,086	(0.08)%
Federal funds purchased and securities sold under repurchase agreements (a)	13,985	16.88	12,297	8.05	12,610	2.47	12,864	0.36	12,421	0.07
Trading liabilities	3,572	3.45	3,550	2.52	3,231	1.25	3,372	0.53	3,019	0.28
Other borrowed funds	619	1.69	504	1.15	437	2.14	458	2.36	517	1.80
Commercial paper	6	3.87	5	2.34	5	1.61	4	0.09	—	—
Payables to customers and broker-dealers	17,147	2.27	18,030	1.07	16,592	0.21	16,661	0.01	16,414	(0.01)
Long-term debt	29,508	4.90	28,449	3.43	26,195	2.22	25,588	1.53	25,932	1.36
Total interest-bearing liabilities	$272,712	3.11%	$266,494	1.57%	$278,194	0.48%	$282,190	0.11%	$289,389	0.07%
Total noninterest-bearing deposits	75,862		84,804		91,893		90,179		91,535
Other noninterest-bearing liabilities	25,810		23,547		26,354		25,419		25,481
Total The Bank of New York Mellon Corporation shareholders’ equity	40,097		40,780		41,037		42,201		42,968
Noncontrolling interests	38		45		145		213		265
Total liabilities and equity	$414,519		$415,670		$437,623		$440,202		$449,638
Net interest margin		1.19%		1.05%		0.89%		0.75%		0.71%
Net interest margin (FTE) – Non-GAAP (c)		1.19%		1.05%		0.89%		0.76%		0.71%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $51 billion for 4Q22, $35 billion for 3Q22, $33 billion for 2Q22, $53 billion for 1Q22 and $54 billion for 4Q21. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 3.76% for 4Q22, 2.21% for 3Q22, 0.80% for 2Q22, 0.19% for 1Q22 and 0.15% for 4Q21. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 3.63% for 4Q22, 2.11% for 3Q22, 0.68% for 2Q22, 0.07% for 1Q22 and 0.01% for 4Q21. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2022				2021
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,082	$16,726	$17,067	$17,579	$18,746
Tier 1 capital	22,906	21,495	21,824	22,335	23,485
Total capital	24,436	23,008	23,366	23,835	24,972
Risk-weighted assets	159,088	167,457	169,710	173,629	167,608

CET1 ratio	11.4%	10.0%	10.1%	10.1%	11.2%
Tier 1 capital ratio	14.4	12.8	12.9	12.9	14.0
Total capital ratio	15.4	13.7	13.8	13.7	14.9

Advanced Approaches:
CET1 capital	$18,082	$16,726	$17,067	$17,579	$18,746
Tier 1 capital	22,906	21,495	21,824	22,335	23,485
Total capital	24,195	22,762	23,112	23,582	24,722
Risk-weighted assets	161,728	165,893	169,919	169,091	165,067

CET1 ratio	11.2%	10.1%	10.0%	10.4%	11.4%
Tier 1 capital ratio	14.2	13.0	12.8	13.2	14.2
Total capital ratio	15.0	13.7	13.6	13.9	15.0

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$396,693	$397,428	$418,467	$420,778	$430,102
Tier 1 leverage ratio	5.8%	5.4%	5.2%	5.3%	5.5%

SLR:
Leverage exposure	$338,275	$340,055	$351,552	$361,464	$354,033
SLR	6.8%	6.3%	6.2%	6.2%	6.6%

Average liquidity coverage ratio	118%	116%	111%	109%	109%
(a) Regulatory capital ratios for Dec. 31, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2022 was the Advanced Approaches, for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, and for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q22 vs.				FY22 vs.
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Revenue:
Investment services fees:
Asset Servicing	$971	$953	$995	$999	$984	2%	(1)%	$3,918	$3,876	1%
Issuer Services	271	288	309	141	253	(6)	7	1,009	1,061	(5)
Total investment services fees	1,242	1,241	1,304	1,140	1,237	—	—	4,927	4,937	—
Foreign exchange revenue	149	132	155	148	148	13	1	584	574	2
Other fees (a)	55	52	54	41	28	6	96	202	113	79
Total fee revenue	1,446	1,425	1,513	1,329	1,413	1	2	5,713	5,624	2
Investment and other revenue	70	111	36	74	53	N/M	N/M	291	194	N/M
Total fee and other revenue	1,516	1,536	1,549	1,403	1,466	(1)	3	6,004	5,818	3
Net interest revenue	656	538	457	377	367	22	79	2,028	1,426	42
Total revenue	2,172	2,074	2,006	1,780	1,833	5	18	8,032	7,244	11
Provision for credit losses	11	(6)	13	(10)	(7)	N/M	N/M	8	(134)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,568	1,549	1,647	1,502	1,481	1	6	6,266	5,820	8
Amortization of intangible assets	8	8	9	8	9	—	(11)	33	32	3
Total noninterest expense	1,576	1,557	1,656	1,510	1,490	1	6	6,299	5,852	8
Income before income taxes	$585	$523	$337	$280	$350	12%	67%	$1,725	$1,526	13%

Total revenue by line of business:
Asset Servicing	$1,681	$1,596	$1,534	$1,512	$1,456	5%	15%	$6,323	$5,699	11%
Issuer Services	491	478	472	268	377	3	30	1,709	1,545	11
Total revenue by line of business	$2,172	$2,074	$2,006	$1,780	$1,833	5%	18%	$8,032	$7,244	11%

Financial ratios:
Pre-tax operating margin	27%	25%	17%	16%	19%			21%	21%

Memo: Securities lending revenue (b)	$50	$48	$45	$39	$45	4%	11%	$182	$173	5%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q22 vs.				FY22 vs.
(dollars in millions, unless otherwise noted)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Selected balance sheet data:
Average loans	$11,850	$11,573	$11,386	$10,150	$9,764	2%	21%	$11,245	$8,756	28%
Average assets (a)	$206,810	$203,063	$219,797	$220,889	$229,511	2%	(10)%	$212,575	$228,915	(7)%
Average deposits	$176,541	$176,328	$191,191	$192,156	$200,272	—%	(12)%	$183,990	$200,482	(8)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$31.4	$30.0	$31.0	$33.7	$34.6	5%	(9)%	$31.4	$34.6	(9)%
Market value of securities on loan at period end (in billions) (d)	$449	$435	$441	$449	$447	3%	—%	$449	$447	—%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2022 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.5 trillion at Dec. 31, 2022, $1.4 trillion at Sept. 30, 2022, $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022 and Dec. 31, 2021.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $68 billion at Dec. 31, 2022, $75 billion at Sept. 30, 2022, $70 billion at June 30, 2022, $78 billion at March 31, 2022 and $71 billion at Dec. 31, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q22 vs.				FY22 vs.
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Revenue:
Investment services fees:
Pershing	$502	$494	$479	$433	$412	2%	22%	$1,908	$1,737	10%
Treasury Services	170	173	176	170	170	(2)	—	689	662	4
Clearance and Collateral Management	249	239	240	243	236	4	6	971	918	6
Total investment services fees	921	906	895	846	818	2	13	3,568	3,317	8
Foreign exchange revenue	20	20	22	26	21	—	(5)	88	88	—
Other fees (a)	47	49	46	34	31	(4)	52	176	131	34
Total fee revenue	988	975	963	906	870	1	14	3,832	3,536	8
Investment and other revenue	15	14	11	—	6	N/M	N/M	40	47	N/M
Total fee and other revenue	1,003	989	974	906	876	1	14	3,872	3,583	8
Net interest revenue	396	378	340	296	297	5	33	1,410	1,158	22
Total revenue	1,399	1,367	1,314	1,202	1,173	2	19	5,282	4,741	11
Provision for credit losses	6	(1)	4	(2)	(3)	N/M	N/M	7	(67)	N/M
Noninterest expense (ex. amortization of intangible assets)	783	735	700	706	670	7	17	2,924	2,655	10
Amortization of intangible assets	2	2	2	2	4	—	(50)	8	21	(62)
Total noninterest expense	785	737	702	708	674	7	16	2,932	2,676	10
Income before income taxes	$608	$631	$608	$496	$502	(4)%	21%	$2,343	$2,132	10%

Total revenue by line of business:
Pershing	$673	$658	$636	$570	$553	2%	22%	$2,537	$2,314	10%
Treasury Services	382	390	373	338	331	(2)	15	1,483	1,293	15
Clearance and Collateral Management	344	319	305	294	289	8	19	1,262	1,134	11
Total revenue by line of business	$1,399	$1,367	$1,314	$1,202	$1,173	2%	19%	$5,282	$4,741	11%

Financial ratios:
Pre-tax operating margin	43%	46%	46%	41%	43%			44%	45%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q22 vs.				FY22 vs.
(dollars in millions, unless otherwise noted)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Selected balance sheet data:
Average loans	$39,843	$40,882	$42,391	$42,113	$40,812	(3)%	(2)%	$41,300	$38,344	8%
Average assets (a)	$132,306	$138,204	$141,952	$141,183	$143,816	(4)%	(8)%	$138,386	$145,123	(5)%
Average deposits	$86,083	$90,612	$94,716	$95,704	$100,653	(5)%	(14)%	$91,749	$102,948	(11)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$12.7	$12.0	$11.8	$11.6	$11.8	6%	8%	$12.7	$11.8	8%

Pershing
AUC/A at period end (in trillions) (b)	$2.3	$2.1	$2.2	$2.5	$2.6	10%	(12)%	$2.3	$2.6	(12)%
Net new assets (U.S. platform) (in billions) (d)	$42	$45	$16	$18	$69	N/M	N/M	$121	$161	N/M
Average active clearing accounts (in thousands)	7,603	7,466	7,432	7,432	7,334	2%	4%	7,483	7,257	3%

Treasury Services
Average daily U.S. dollar payment volumes	246,189	234,468	237,763	240,403	245,634	5%	—%	239,630	235,971	2%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,451	$5,457	$5,207	$5,026	$4,972	—%	10%	$5,285	$4,260	24%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2022 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						4Q22 vs.				FY22 vs.
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
Revenue:
Investment management fees	$754	$788	$825	$848	$864	(4)%	(13)%	$3,215	$3,483	(8)%
Performance fees	26	10	5	34	32	N/M	(19)	75	107	(30)
Investment management and performance fees (a)	780	798	830	882	896	(2)	(13)	3,290	3,590	(8)
Distribution and servicing fees	54	55	51	32	28	(2)	93	192	112	71
Other fees (b)	(58)	(45)	(31)	1	22	N/M	N/M	(133)	80	N/M
Total fee revenue	776	808	850	915	946	(4)	(18)	3,349	3,782	(11)
Investment and other revenue (c)	(3)	(3)	(13)	(8)	23	N/M	N/M	(27)	67	N/M
Total fee and other revenue (c)	773	805	837	907	969	(4)	(20)	3,322	3,849	(14)
Net interest revenue	52	57	62	57	51	(9)	2	228	193	18
Total revenue	825	862	899	964	1,020	(4)	(19)	3,550	4,042	(12)
Provision for credit losses	1	3	—	(3)	(6)	N/M	N/M	1	(13)	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	693	669	685	748	741	4	(6)	2,795	2,796	—
Goodwill impairment	—	680	—	—	—	N/M	N/M	680	—	N/M
Amortization of intangible assets	6	7	6	7	7	(14)	(14)	26	29	(10)
Total noninterest expense	699	1,356	691	755	748	(48)	(7)	3,501	2,825	24
Income (loss) before income taxes	$125	$(497)	$208	$212	$278	125%	(55)%	$48	$1,230	(96)%

Total revenue by line of business:
Investment Management	$550	$579	$603	$658	$709	(5)%	(22)%	$2,390	$2,834	(16)%
Wealth Management	275	283	296	306	311	(3)	(12)	1,160	1,208	(4)
Total revenue by line of business	$825	$862	$899	$964	$1,020	(4)%	(19)%	$3,550	$4,042	(12)%

Financial ratios:
Pre-tax operating margin	15%	(57)%	23%	22%	27%			1%	30%
Adjusted pre-tax operating margin – Non-GAAP (d)	17%	(64)%	26%	24%	29%			2%	33%

Selected balance sheet data:
Average loans	$14,404	$14,482	$14,087	$13,228	$12,737	(1)%	13%	$14,055	$12,120	16%
Average assets (e)	$28,488	$29,996	$33,668	$35,629	$31,306	(5)%	(9)%	$31,920	$30,980	3%
Average deposits	$16,416	$17,225	$20,802	$22,501	$18,374	(5)%	(11)%	$19,214	$18,068	6%
(a) On a constant currency basis, investment management and performance fees decreased 9% (Non-GAAP) compared with 4Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q22 vs.				FY22 vs.
(dollars in billions)	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	FY22	FY21	FY21
AUM by product type (a)(b):
Equity	$135	$125	$139	$168	$187	8%	(28)%
Fixed income	198	205	226	248	267	(3)	(26)
Index	395	366	387	440	467	8	(15)
Liability-driven investments	570	546	641	812	890	4	(36)
Multi-asset and alternative investments	153	181	188	215	228	(15)	(33)
Cash	385	353	356	383	395	9	(3)
Total AUM	$1,836	$1,776	$1,937	$2,266	$2,434	3%	(25)%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,776	$1,937	$2,266	$2,434	$2,310			$2,434	$2,211
Net inflows (outflows):
Long-term strategies:
Equity	(5)	(5)	(4)	(4)	(4)			(18)	(12)
Fixed income	(12)	(3)	(1)	(5)	—			(21)	17
Liability-driven investments	19	30	12	17	1			78	36
Multi-asset and alternative investments	(4)	2	(5)	(4)	1			(11)	(2)
Total long-term active strategies (outflows) inflows	(2)	24	2	4	(2)			28	39
Index	(4)	(1)	12	(5)	(2)			2	(7)
Total long-term strategies (outflows) inflows	(6)	23	14	(1)	(4)			30	32
Short-term strategies:
Cash	27	(2)	(26)	(11)	31			(12)	70
Total net inflows (outflows)	21	21	(12)	(12)	27			18	102
Net market impact	18	(118)	(241)	(130)	96			(471)	143
Net currency impact	53	(64)	(76)	(26)	1			(113)	(22)
Divestiture	(32)	—	—	—	—			(32)	—
Ending balance of AUM	$1,836	$1,776	$1,937	$2,266	$2,434	3%	(25)%	$1,836	$2,434	(25)%

Wealth Management client assets (a)(c)	$269	$256	$264	$305	$321	5%	(16)%
(a) Dec. 31, 2022 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	FY22	FY21
Revenue:
Fee revenue	$12	$28	$13	$8	$2	$61	$36
Investment and other revenue	(442)	(5)	62	12	19	(373)	15
Total fee and other revenue	(430)	23	75	20	21	(312)	51
Net interest (expense)	(48)	(47)	(35)	(32)	(38)	(162)	(159)
Total revenue	(478)	(24)	40	(12)	(17)	(474)	(108)
Provision for credit losses	2	(26)	30	17	(1)	23	(17)
Noninterest expense	153	29	63	33	55	278	161
(Loss) before income taxes	$(633)	$(27)	$(53)	$(62)	$(71)	$(775)	$(252)

Selected balance sheet data:
Average loans and leases	$1,267	$1,145	$1,172	$1,319	$1,337	$1,225	$1,594
Average assets	$46,915	$44,407	$42,206	$42,501	$45,005	$44,020	$47,214

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2022		4Q22 change in unrealized gain (loss)	Dec. 31, 2022			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
U.S. Treasury	$40,031		$123	$42,966	$41,503		97%	$(1,463)		51%	100%	—%	—%	—%	—%
Agency RMBS	39,035		386	43,576	38,916		89	(4,660)		15	100	—	—	—	—
Agency commercial MBS	12,005		29	12,670	11,864		94	(806)		42	100	—	—	—	—
Sovereign debt/sovereign guaranteed	11,697		45	12,294	11,756		96	(538)		22	90	5	4	1	—
Supranational	8,135		20	8,572	8,298		97	(274)		64	100	—	—	—	—
CLOs	6,181		98	6,429	6,300		98	(129)		100	100	—	—	—	—
U.S. government agencies	5,807		23	6,671	6,115		92	(556)		36	100	—	—	—	—
Foreign covered bonds	5,293		(12)	6,041	5,776		96	(265)		57	100	—	—	—	—
Non-agency commercial MBS	2,976		14	3,334	3,054		92	(280)		54	100	—	—	—	—
Foreign government agencies	2,404		(17)	2,429	2,307		95	(122)		34	95	5	—	—	—
Non-agency RMBS	2,143		(4)	2,227	2,060		93	(167)		50	85	3	—	7	5
Other asset-backed securities	1,465		5	1,443	1,319		91	(124)		19	100	—	—	—	—
State and political subdivisions	1,914		284	25	23		93	(2)		51	1	52	1	—	46
Corporate bonds	1,270		139	—	—		—	—		—	—	—	—	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$140,357	(d)	$1,133	$148,678	$139,292	(d)(e)	94%	$(9,386)	(d)(f)	40%	99%	1%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,948 million at Sept. 30, 2022 and $2,678 million at Dec. 31, 2022.
(e) The fair value of available-for-sale securities totaled $89,300 million at Dec. 31, 2022, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $49,992 million at Dec. 31, 2022, or 36% of the fair value of the securities portfolio, net of hedges.

(f) At Dec. 31, 2022, net unrealized losses of $3,184 million related to available-for-sale securities, net of hedges, and $6,202 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,109 million at Dec. 31, 2022 and the amortization of that net purchase premium was $61 million in 4Q22.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2022				2021
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$164	$181	$171	$196	$233
Allowance for lending-related commitments	72	62	53	45	40
Allowance for other financial instruments (a)	44	67	39	19	18
Allowance for credit losses – beginning of period	$280	$310	$263	$260	$291

Net (charge-offs) recoveries:
Charge-offs	(9)	(1)	(1)	—	(16)
Recoveries	1	1	1	1	2
Total net (charge-offs) recoveries	(8)	—	—	1	(14)
Provision for credit losses (b)	20	(30)	47	2	(17)
Allowance for credit losses – end of period	$292	$280	$310	$263	$260

Allowance for credit losses – end of period:
Allowance for loan losses	$176	$164	$181	$171	$196
Allowance for lending-related commitments	78	72	62	53	45
Allowance for other financial instruments (a)	38	44	67	39	19
Allowance for credit losses – end of period	$292	$280	$310	$263	$260

Allowance for loan losses as a percentage of total loans	0.27%	0.23%	0.26%	0.25%	0.29%

Nonperforming assets	$109	$107	$114	$119	$120
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	FY22	FY21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$509	$319	$835	$699	$822	$2,362	$3,552
Add: Amortization of intangible assets	16	17	17	17	19	67	82
Less: Tax impact of amortization of intangible assets	4	4	4	4	5	16	20
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$521	$332	$848	$712	$836	$2,413	$3,614

Average common shareholders’ equity	$35,259	$35,942	$36,199	$37,363	$37,941	$36,175	$39,695
Less: Average goodwill	16,229	17,189	17,347	17,490	17,481	17,060	17,492
Average intangible assets	2,905	2,922	2,949	2,979	2,988	2,939	2,979
Add: Deferred tax liability – tax deductible goodwill	1,181	1,175	1,187	1,184	1,178	1,181	1,178
Deferred tax liability – intangible assets	660	660	668	673	676	660	676
Average tangible common shareholders’ equity – Non-GAAP	$17,966	$17,666	$17,758	$18,751	$19,326	$18,017	$21,078

Return on common equity – GAAP	5.7%	3.5%	9.3%	7.6%	8.6%	6.5%	8.9%
Return on tangible common equity – Non-GAAP	11.5%	7.5%	19.2%	15.4%	17.2%	13.4%	17.1%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2022				2021
(dollars in millions, except common shares and unless otherwise noted)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$40,734	$39,737	$40,984	$41,799	$43,034
Less: Preferred stock	4,838	4,838	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	35,896	34,899	36,146	36,961	38,196
Less: Goodwill	16,150	16,412	17,271	17,462	17,512
Intangible assets	2,901	2,902	2,934	2,968	2,991
Add: Deferred tax liability – tax deductible goodwill	1,181	1,175	1,187	1,184	1,178
Deferred tax liability – intangible assets	660	660	668	673	676
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,686	$17,420	$17,796	$18,388	$19,547

Period-end common shares outstanding (in thousands)	808,445	808,280	808,103	807,798	804,145

Book value per common share – GAAP	$44.40	$43.18	$44.73	$45.76	$47.50
Tangible book value per common share – Non-GAAP	$23.11	$21.55	$22.02	$22.76	$24.31

Net interest margin reconciliation
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21
Net interest revenue – GAAP	$1,056	$926	$824	$698	$677
Add: Tax equivalent adjustment	2	3	3	3	4
Net interest revenue (FTE) – Non-GAAP	$1,058	$929	$827	$701	$681

Average interest-earning assets	$352,987	$352,062	$370,782	$373,186	$381,682

Net interest margin – GAAP (a)	1.19%	1.05%	0.89%	0.75%	0.71%
Net interest margin (FTE) – Non-GAAP (a)	1.19%	1.05%	0.89%	0.76%	0.71%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	4Q22	3Q22	2Q22	1Q22	4Q21	FY22	FY21
Income (loss) before income taxes – GAAP	$125	$(497)	$208	$212	$278	$48	$1,230

Total revenue – GAAP	$825	$862	$899	$964	$1,020	$3,550	$4,042
Less: Distribution and servicing expense	87	88	91	79	75	345	300
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$738	$774	$808	$885	$945	$3,205	$3,742

Pre-tax operating margin – GAAP (a)	15%	(57)%	23%	22%	27%	1%	30%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	17%	(64)%	26%	24%	29%	2%	33%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q22 vs.
(dollars in millions)	4Q22	4Q21	4Q21
Consolidated:
Investment management and performance fees – GAAP	$783	$896	(13)%
Impact of changes in foreign currency exchange rates	—	(41)
Adjusted investment management and performance fees – Non-GAAP	$783	$855	(8)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$780	$896	(13)%
Impact of changes in foreign currency exchange rates	—	(41)
Adjusted investment management and performance fees – Non-GAAP	$780	$855	(9)%